December 31, 2010


Volumetric Fund, Inc.
A No-Load Mutual Fund                                 2010

Annual Report





                 Volumetric Fund, Inc.
                         <LOGO>





                 <LOGO> Volumetric Fund, Inc.


To Our Shareholders:

	We are pleased to report that Volumetric Fund.s net asset value
(NAV) appreciated 15.8% in 2010. This included an 11.5% advance in the fourth quarter. The Fund closed out the year at $17.39, up from its opening NAV of $15.02 at the beginning of the year. The market, as measured by the Standard & Poor.s 500 Index, gained 12.8% during the same period.

      The Volumetric Index which indicates the value of a $10,000 hypothetical investment in Volumetric on January 1, 1979, stood at $190,622 on December 31, 2010. Our compounded annual return, during our past 32 years of history, has been 9.7%, as compared to that of 8.4% during the same period for the S&P 500 Index.

      As indicated below, since our proprietary 'Volume and Range' portfolio management system was introduced just over ten years ago, on September
1, 2000, we have substantially outperformed the major market indices.
We have also outperformed the S&P Index seven out of the past ten years.

                            Year 2010  Fourth Quarter   Change since 9/1/2000*

  Volumetric Fund               +15.8%	    +11.5%           +42.0%
  Standard & Poor's 500 Index	+12.8	    +10.2            -17.3
  NYSE Composite Index          +10.8	    + 9.4            +11.1
  Dow-Jones Industrials	        +11.0	    + 7.3            + 2.9
  NASDAQ Composite Index        +16.9	    +12.0            -37.1
    *Introduction of 'Volume and Range' system.


FOURTH QUARTER PORTFOLIO CHANGES

As mentioned above, the Fund.s NAV advanced 11.5% during the fourth quarter. We have increased our cash position slightly from 9%, as of September 30th, to 12% at year end. As of December 31, 2010, the Fund had 73 equities in its portfolio with 70 gainers and only 3 losers. Our average stock has an unrealized gain of an impressive 31.4%. Our biggest gainer was Citrix System with a 194% gain at year end. Our worst stock was Electronic Arts with an 8% loss. Our ten top stocks are shown in the .Top Stocks and Industry Holdings. section.

The following 6 stocks were added to the Fund.s portfolio during the fourth quarter: Alcoa, ANSYS Corp., Electronic Arts, Lincare
Holdings, MDC Holdings and Walt Disney.

	Following the guidelines of our 'Volume and Range' system, we sold 10 stocks from our September 30th portfolio: Diebold, Gymboree, Harris Corp., Marathon Oil, Merck, Potash Corp. of Saskatchewan, Prudential Financial, Shaw Group, TJX Companies and Verizon. Among these, two takeover stocks were the best percentage gainers:
Gymboree, with a 50% realized gain and Potash, with a 34% gain.





TOP STOCKS AND INDUSTRY HOLDINGS (Unaudited)

          As of December 31, 2010, our ten largest common stock holdings, excluding Financial ETFs, and our 10 largest industry holdings are listed below. See .Statement of Net Assets. on page 4 for details.

                      % of Fund.s    Unrealized Gain
                       Net Assets         %

Citrix Systems	          2.12%          194.2%
Stanley Black & Decker    1.51	         100.6
Deere & Co.	          1.51            71.8
Panera Bread	          1.49            81.2
Cypress Semiconductor	  1.46            66.7
Gentex	                  1.45            60.5
Altera	                  1.40            49.1
NVIDIA	                  1.36            53.5
Timberland	          1.33            48.2
Costco Wholesale	  1.31            54.4
      Total:             14.94%


          10 Largest Industry Holdings
          % of the Fund.s Net Assets

Indexes	                 6.8%
Machinery                6.7
Electrical/Semiconductor 6.2
Chemicals                6.1
Oil/Energy               4.7
Medical/Health           4.7
Restaurants              3.7
Aerospace/Defense        3.6
Materials/Metals         3.5
Misc./Diversified        3.4

      Total:            49.4%


OTHER NEWS

     As indicated in our January 5, 2011, memo to shareholders, Volumetric Fund did not declare any dividend and capital gain distributions for 2010, and consequently the Fund.s net asset value was not reduced by a distribution at the beginning of January 2011.

     As mentioned in our second quarter report, at the Fund.s annual meeting on June 23, 2010, shareholders re-elected all nine nominated directors. Furthermore, they approved BBD, LLP, as the Fund.s independent registered public accounting firm.

     The Board of Directors at their December 10, 2010, meeting approved the renewal of the Investment Advisory contract between Volumetric
Fund, Inc. and Volumetric Advisers, Inc. The Board discussed various factors that formed the basis for their renewal of the contract: 1) Volumetric Advisers, Inc. uses a proven, proprietary technique for managing the Fund.s portfolio; 2) the Fund.s performance indicates that it has outperformed significantly the Standard & Poor.s 500 Index and other appropriate indexes in 7 out of the past 10 years; 3) the Fund.s expense ratio is in line with other no-load mutual fund.s of similar size. Furthermore, if the Fund.s assets grow, the expense ratio decreases on a sliding scale, as indicated in the Prospectus.


UPDATE AND OUTLOOK

       After strong gains in 2010, the stock market continued to advance in January. This is a good sign, since historically an up January usually indicates a positive year ahead. As of January 31, 2011, the Standard
& Poor.s 500 Index advanced 2.3% for the year, its best January showing since 2006. Volumetric Fund.s NAV also climbed 2.3% during the same period. Another encouraging sign is that the Federal Reserve, with the chairmanship of Ben Bernanke, is doing a good job in trying to turn the sluggish economy around. In a nutshell, barring a major expansion of the Egyptian uprising to other countries in that region, we remain optimistic for the year.

       We thank you for your continued confidence. If you have any questions, please do not hesitate to call us.

February 4, 2011
			Sincerely,

/s/ Gabriel J. Gibs				/s/Irene J. Zawitkowski

Gabriel J. Gibs					Irene J. Zawitkowski
Chairman and CEO				President





	           VOLUMETRIC FUND, INC.
	          STATEMENT OF NET ASSETS
	             December 31, 2009

Equities:	85.5%
SHARES	COMPANY	                                 VALUE
 	Aerospace/Defense: 5.4%
 2,100	Alliant Techsystems*             	$185,367
 2,200	L-3 Communications	                 191,290
12,000	Orbital Sciences*	                 183,120
 3,800	Raytheon	                         195,776
 3,300	United Technologies	                 229,053
                                               ---------
                                                 984,606
                                               ---------
	Air Transport: 1.2%
19,000	Southwest Air Lines	                 217,170
                                               ---------
	Business Services: 0.9%
11,400	Navigant Consulting*	                 169,404
                                               ---------
	Chemicals: 2.0%
 2,500	Monsanto	                         204,375
 5,000	Pentair	                                 161,500
                                               ---------
		                                 365,875
                                               ---------
	Communications: 3.4%
 6,500	AT&T Inc.	                         182,195
25,000	Earthlink	                         207,750
 4,700	Harris Corp. 	                         223,485
                                               ---------
		                                 613,430
                                               ---------

	Computers/Hardware: 2.4%
 8,000	Cisco Systems*	                         191,520
 1,800	IBM	                                 235,620
                                               ---------
		                                 427,140
                                               ---------

	Computers/Software: 1.4%
 6,300	Citrix Systems*	                         262,143
                                               ---------

	Consumer Products: 7.1%
 3,000	Church & Dwight	                         181,350
 6,600	Hasbro	                                 211,596
 6,300	Lancaster Colony	                 312,984
14,500	Nu-Skin Enterprises	                 389,615
 3,000	Procter & Gamble	                 181,890
                                               ---------
		                               1,277,435
                                               ---------
	Drugs: 3.5%
10,000	Bristol-Myers Squibb	                 252,500
 3,100	Johnson & Johnson	                 199,671
10,300	Pfizer	                                 187,357
                                               ---------
		                                 639,528
                                               ---------
	Educational Services: 1.0%
 3,300	DeVry Inc.	                         187,209
                                               ---------
	Electrical/Semiconductor: 4.9%
 9,000	Altera	                                 203,670
10,000	Intel	                                 204,000
20,000	JDS Uniphase*	                         165,000
 8,000	Texas Instruments	                 208,480
 1,100	W.W. Grainger	                         106,513
                                               ---------
  	 	                                 887,663
                                               ---------
	Financial Services/Banks: 3.6%
 9,000	Bank of America	                         135,540
36,000	SPDR Financial ETF	                 518,400
                                               ---------
		                                 653,940
                                               ---------
`	Foods/Beverage: 3.3%
 3,400	Coca Cola	                         193,800
 9,100	Conagra Foods	                         209,755
 4,800	Hansen Natural*	                         184,320
                                               ---------
		                                 587,875
                                               ---------
	Indexes: 5.0%
 2,000	SPDR S&P 500 Trust	                 222,880
29,400	SPDR Technology ETF	                 674,142
                                               ---------
		                                 897,022
                                               ---------
	Insurance: 1.1%
 6,000	Aetna Inc.	                         190,200
                                               ---------
	Internet Services: 2.1%
 8,000	Verisign*	                         193,920
11,000	Yahoo!*	                                 184,580
                                               ---------
		                                 378,500
                                               ---------


SHARES	COMPANY                             	VALUE
	Machinery: 3.5%
 3,700 	Deere	                                $200,133
 3,700 	Parker-Hannifin	                         199,356
 4,600 	Stanley Works	                         236,946
                                               ---------
   	 	                                 636,435
                                               ---------
	Materials/Metals: 1.1%
 12,500 Alcoa	                                 201,500
                                               ---------
	Medical/Health : 4.8%
 2,000 	C.R. Bard	                         155,800
 7,100 	Lincare Holdings*	                 263,694
 4,300 	McKesson	                         268,750
 3,300 	Stericycle*	                         182,061
                                               ---------
		                                 870,305
                                               ---------
	Misc./Diversified: 4.8%
 5,400 	Carlisle	                         185,004
 5,400 	Clarcor	                                 175,176
 8,000 	Leucadia National*	                 190,320
 5,600 	Mueller Industries	                 139,104
 5,500	Waste Connections*	                 183,370
                                               ---------
		                                 872,974
                                               ---------
	Oil/Energy: 3.7%
 2,500	Diamond Offshore Drilling	         246,050
 3,000	Hess	                                 181,500
 5,000	National Fuel Gas	                 250,000
                                               ---------
		                                 677,550
                                               ---------
	Precision Instruments: 1.2%
 3,300	Becman Coulter	                         215,952
                                               ---------
	Real Estate: 1.4%
 7,500	Mack-Cali Realty	                 259,275
                                               ---------
	Restaurants: 2.1%
 3,000	McDonald's	                         187,320
 3,000	Panera Bread*              	         200,820
                                               ---------
		                                 388,140
                                               ---------
	Retail: 6.7%
 3,700	Costco	                                 218,929
22,100	Dress Barn*	                         510,289
 7,000	Tiffany	                                 301,000
 3,300	Wal-Mart	                         176,385
                                               ---------
		                               1,206,603
                                               ---------
	Transportation: 3.8%
 4,000	C.H. Robinson Worldwide	                 234,920
10,000	Knight Transportation	                 192,900
 6,100	Overseas Shipholding Group	         268,095
                                               ---------
		                                 695,915
                                               ---------
	Utilities: 4.1%
10,700	Aqua America	                         187,357
 5,500	Edison International	                 191,290
 3,400	Exelon Corp.	                         166,158
 5,800	PPL Corp.	                         187,398
                                               ---------
		                                 732,203
                                               ---------
TOTAL EQUITIES:
  (COST:	$12,232,841)	              15,495,992
                                               ---------
CASH EQUIVALENTS & RECEIVABLES: 14.5%
   Cash		 5,941
   JP Morgan Interest Bearing Deposit Acct.    2,592,425
   Dividends and interest receivable	 	  17,373
                                               ---------
TOTAL CASH EQUIVALENTS/ RECEIVABLES	       2,615,739
                                               ---------
TOTAL ASSETS		                      18,111,731
   Less liabilities:		                       -
                                               ---------
NET ASSETS: 100.0%		             $18,111,731
                                              ==========
VOLUMETRIC SHARES OUTSTANDING		       1,205,953
                                               ---------
NET ASSET VALUE PER SHARE		          $15.02
                                               =========

*  Non-income producing security
** See notes to financial statements







THE FOLLOWING CHARTED INFORMATION WAS PRESENTED AS A LINE GRAPH IN THE ANNUAL REPORT SHOWING THE COMPARISION OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN VOLUMETRIC FUND AND THE STANDARD AND POOR.S 500 INDEX.

Comparison of Changes in the Value of a $10,000 Investment in Volumetric Fund
 Versus the Standard and Poor.s 500 Index and New York Stock Exchange
                     Composite Index*
           (From January 1, 1979 to December 31, 2010)

YEAR         VOLUMETRIC      S&P 500 INDEX

1978           10,000          $10,000
1979          $11,630          $11,231
1980          $15,991          $14,125
1981          $18,712          $12,751
1982          $21,876          $14,633
1983          $26,321          $17,161
1984          $27,696          $17,401
1985          $36,524          $21,983
1986          $39,225          $25,197
1987          $38,637          $25,708
1988          $46,349          $28,896
1989          $53,743          $36,770
1990          $50,963          $34,359
1991          $68,902          $43,397
1992          $76,331          $45,335
1993          $77,839          $48,533
1994          $76,104          $47,786
1995          $89,336          $64,086
1996         $103,189          $77,072
1997         $121,987         $100,971
1998         $134,918         $127,898
1999         $141,866         $152,872
2000         $139,355         $137,372
2001         $133,167         $119,486
2002         $116,682          $91,543
2003         $152,246         $115,692
2004         $172,799         $126,097
2005         $176,228         $129,881
2006         $187,400         $147,570
2007         $193,237         $152,735
2008         $135,347         $ 93,981
2009         $164,687         $116,023
2010         $190,622         $130,874


       Average Annual Total Returns Of Fund(as of 12/31/10)*

                    1 Year   5 Years   10 Years   Since Inception (1/1/79)
--------------------------------------------------------------------------
Volumetric Fund     + 15.78%    + 1.58%    + 3.18%     + 9.74%
S&P 500 Comp Index  + 12.80%    + 0.15%    - 0.48%     + 8.41%


*All distributions and dividends were reinvested. Past performance is not predictive of future performance. The performance shown above does not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. The chart represents values for each year, as of December 31. The S&P 500 Index is unmanaged index of common stocks.





                        FINANCIAL HIGHLIGHTS (Audited)
                (for a share outstanding throughout each year)


Years ended December 31                  2010    2009     2008     2007    2006

Net asset value, beginning of year     $15.02   $12.34	$18.10	$19.10	 $19.30
Income from investment operations:
  Net investment loss                   (0.09)   (0.02)  (0.03)   (0.03) (0.02)
  Net realized and unrealized
     gain (loss) on investments	         2.46     2.70   (5.25)    0.58    1.16
 Total from investment operations	 2.37	  2.68   (5.28)    0.55	   1.14
Less distributions from:
   Net investment income	         0.00     0.00    0.00     0.00    0.00
   Net realized gains	                 0.00     0.00   (0.48)   (1.55)  (1.34)
Total distributions	                 0.00     0.00   (0.48)   (1.55)  (1.34)
Net asset value, end of year	       $17.39	$15.02	$12.34	 $18.10	 $19.10
Total return                            15.78%	 21.72%	(29.94)%   3.11%  6.34%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$20,332 $18,112	$15,896	$24,590 $24,329
Ratio of expenses to average net assets	  1.94%	  1.96%   1.93%    1.95%  1.94%
Ratio of net investment loss to average
      net assets                        (0.53) (0.17%)  (0.24%)  (0.14%)(0.10%)
Portfolio turnover rate	                   124%	   170%	   217%	    141%   153%

                 See notes to financial statements






                          VOLUMETRIC FUND, INC.
                         STATEMENT OF OPERATIONS
                  For the year ended December 31, 2010

INVESTMENT INCOME
	Dividends..................................    $ 255,935
	Interest...................................        1,559
                                                      ----------
		TOTAL INVESTMENT INCOME............      257,494
EXPENSES
	Management Fee (Note 2).....................     358,828
                                                      ----------
	NET INVESTMENT LOSS.........................    (101,334)
                                                      ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
	Net realized gain on Investments............    2,056,219
	Change in unrealized appreciation on investments
		Beginning of year........  $ 3,263,151
		End of year..............    4,075,641
                                           -----------
	Increase in unrealized appreciation..........    812,490
                                                      ----------
              NET GAIN ON INVESTMENTS...............   2,868,709
                                                      ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS. $2,767,375
                                                      ==========






                       VOLUMETRIC FUND, INC.
                STATEMENT OF CHANGES IN NET ASSETS

                                                For the Years Ended
                                           12/31/2010           12/31/2009
                                           ----------          -----------
CHANGES RESULTING FROM OPERATIONS
Net investment loss......................  $ (101,334)           $ (26,965)
Net realized gain (loss) on investments..   2,056,219           (1,073,219)
Increase in unrealized appreciation......     812,490            4,279,821
                                           ----------           -----------
	NET INCREASE IN NET ASSETS
	RESULTING FROM OPERATIONS........   2,767,375            3,179,637
                                           ----------           -----------
DISTRIBUTIONS TO SHAREHOLDERS............           0                    0
                                           ----------           -----------
CAPITAL SHARE TRANSACTIONS (NOTE 3)......    (547,214)            (964,169)
                                           ----------           -----------
	NET INCREASE IN NET ASSETS.......   2,220,161            2,215,468
NET ASSETS
	BEGINNING OF YEAR................  18,111,731           15,896,263
                                           ----------           ----------
	END OF YEAR....................   $20,331,892          $18,111,731
                                          ===========          ===========
                         See notes to financial statements




NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Volumetric Fund, Inc. (the .Fund.) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company. The Fund.s investment objective is capital growth. Its secondary objective is downside protection. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (.GAAP.).

a) Valuation of Securities: Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are valued at the closing price on the day of valuation. If a market quote is not available, the Fund will value the security at fair market value as determined in good faith by Volumetric Advisers, Inc., as directed by the Board of Directors.

   GAAP establishes a single authoritative definition of fair values, sets out a framework for measuring fair value and requires certain disclosures about fair value measurements. Various inputs are used in determining the value of the Fund.s investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 . quoted prices in active markets for identical securities
     - Level 2 . other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
     - Level 3 . significant unobservable inputs (including the Fund.s own assumptions in determining fair value of investments)

   The inputs or methodology used for valuing securities are not necessarily indications of the risk associated with investing in those securities.

 As of December 31, 2010, all of the securities held by the Fund were valued using Level 1 inputs. See the Fund.s Statement of Net Assets for a listing of securities valued using Level 1 inputs by security type and industry type, as required by GAAP.

b)Securities Transactions and Investment Income: Realized gains and losses are determined on the identified cost basis which is the same basis used for federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recognized on the accrual basis.

   The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is .more likely than not. to be sustained assuming examination by tax authorities. Management has reviewed the Fund.s tax positions taken on Federal and state income tax returns for all open tax years (2007-2009) and during the year ended December 31, 2010, and concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

 c)Federal Income Taxes: The Fund.s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of the Fund.s taxable income to its shareholders. Therefore no federal income tax provision is required. The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

   At December 31, 2010, the Fund had the following capital loss carryforwards for federal income tax purposes available to offset future capital gains: Expiring December 31, 2016: $906,449; December 31, 2017: $1,142,494; Total: $2,048,943.

   Permanent book and tax differences, due to the differing book/tax treatment of net investment losses, resulted in reclassification for the year ended December 31, 2010 as follows: a decrease of capital paid in of $101,334 and a decrease in accumulated net investment loss of $101,334. These reclassifications have no impact on net assets or results of operations.

d) Distributions to Shareholders: It is the Fund.s policy to distribute all net investment income and all net realized gains, in excess of any available capital loss carryovers, at year end. Distributions are taxable to shareholders in the year earned by the Fund. There were no distributions for years ending December 31, 2009 and 2010.

   Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These .book/tax. differences are considered temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature; such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment: temporary differences do not require reclassification.

 e)Use of Estimates: The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates.


2. Management Fee and Other Transactions with Affiliates

The Fund receives investment management and advisory services under an advisory agreement with Volumetric Advisers, Inc., that provides for fees to be paid at an annual rate of 2.0% of the first $10,000,000 of average daily net assets, 1.9% of the next $15,000,000 and declining thereafter to 1.5% on net assets over $100,000,000. The Fund.s adviser pays the cost of all management, supervisory and administrative services required in the operation of the Fund. This includes investment management, fees of the custodian, independent public accountants and legal counsel, remuneration of officers and directors, state registration fees and franchise taxes, shareholder services, including maintenance of the shareholder accounting system, insurance, marketing expenses, shareholder reports, proxy related expenses and transfer agency. Certain officers and directors of the Fund are also officers and directors of the investment adviser.


3. Capital Stock Transactions

At December 31, 2010, there were 2,000,000 shares of $0.01 par value capital stock authorized. Transactions in capital stock were as follows:
		                  Year Ended	             Year Ended
                                December 31, 2010         December 31, 2009

	                        Shares	   Amount         Shares     Amount
                               -------    --------       -------   ---------
 Shares sold                    27,388    $434,691        20,747    $279,785
 Distributions reinvested	     0           0             0           0
                               -------    --------       -------   ---------
	                        27,388     434,691        20,747     279,785
 Shares redeemed 	       (63,860)   (981,905)     (102,823) (1,243,954)
                               -------    --------       -------   ---------
 Net decrease	               (36,472)  $(547,214)      (82,076)  $(964,169)
                               -------    --------       -------   ---------


4. Purchases and Sales of Investment Securities

For the year ended December 31, 2010, purchases and proceeds from sales of securities were $18,454,390 and $18,916,578, respectively. At December 31, 2010 the cost of investments for Federal income tax purposes was $13,828,255. Accumulated net unrealized appreciation on investments was $4,069,565 consisting of $4,100,437 gross unrealized appreciation and $30,872 gross unrealized depreciation.


5. Composition of Net Assets

At December 31, 2010 net assets consisted of:

Net capital paid in on shares of stock.....................  $ 18,311,270
Unrealized appreciation of investments.....................     4,075,641
Accumulated net realized loss on investments...............    (2,055,019)
                                                           ---------------
          Net Assets                                          $ 20,331,892
                                                           ===============


6. Federal Income Tax

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income		         $	0
Undistributed long-term capital gain			0
Capital loss carryforwards		       (2,048,943)
Unrealized appreciation                         4,069,565
                                            -------------
       Distributable earnings                 $ 2,020,622
                                            =============







7. Commitments and Contingencies

Under the Fund.s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications. The Fund.s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. The Fund expects the risk of loss to be remote.


8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


9. Change of Independent Registered Public Accounting Firm

At Volumetric Fund.s annual meeting on June 11, 2009, based on the recommendations of the Fund.s Board of Directors, shareholders approved the engagement of Briggs, Bunting & Dougherty, LLP -- name changed to (.BBD.), LLP as of 1/1/2010 -- to serve as the independent registered public accounting firm to audit the Fund.s financial statements for the fiscal year ending December 31, 2009, replacing (.BKD.), LLP.

BKD audited the Fund.s financial statements for each of the fiscal years ended December 31, 2008, 2007 and 2006. These audits contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the interim period between January 1, 2009 and June 11, 2009, (.the Interim Period.) there were no disagreements with BKD on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

During the Fund.s fiscal years ended December 31, 2008 and December 31, 2007 and the Interim Period, neither Volumetric Advisers, Inc. and the Fund, nor anyone on their behalf had consulted BBD on items which concerned the application of accounting principles to a specified transaction, or the type of audit opinion the might be rendered on the Fund.s financial statements.


10. New Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (.ASU.) 2010-6 .Improving Disclosures about Fair Value Measurements.. It clarifies existing disclosure and requires additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances of Level 3 securities on a gross basis, rather than as a net number as currently required. Management does not expect there to be an impact on the financial statement disclosures.


PROSPECTUS, PROXY AND PORTFOLIO INFORMATION (Unaudited)

    This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. To obtain a current prospectus please call 1-800-541-3863.

     Information is available to shareholders who are interested in the Fund.s proxy voting guidelines and proxy voting record for the 12-month period ended June 30. This information may be obtained without charge either by calling the Fund.s toll-free number, 800-541-3863, or by visiting the SEC.s website at www.sec.gov.

     The Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission, for the first and third quarters of each fiscal year on form N-Q. These forms are available on the Commission.s website at www.sec.gov. This information is also available from the Fund by calling 800-541-3863.

  .



REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders and Board of Directors of Volumetric Fund, Inc.

    We have audited the accompanying statement of net assets of Volumetric Fund, Inc., as of December 31, 2010, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund.s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 2008 were audited by other auditors whose report dated February 6, 2009, expressed an unqualified opinion on such financial highlights.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Volumetric Fund, Inc., as of December 31, 2010, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

				         /s/     BBD, LLP

Philadelphia, Pennsylvania
February 14, 2011




INFORMATION ABOUT YOUR FUND.S EXPENSES
For the six months ended December 31, 2010 (Unaudited)

     As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire semi-annual period, July 1, 2010 . December 31, 2010.

     The table illustrates your Fund.s costs in two ways.

     Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The .Ending Account Value. shown is derived from the Fund.s actual return for the six month period, the .Expense Ratio. column shows the period.s annualized expense ratio and the .Expenses Paid During Period. column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, a $7,000 account value divided by $1,000 = 7.0), then multiply the result by the number given in the first line under the heading entitled .Expenses Paid During Period..

     Hypothetical 5% Return: This section is intended to help you compare your Fund.s costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, the expense ratio is unchanged. Because the return used is not the fund.s actual return, the results do not apply to your investment. This sample is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to provide examples of expenses calculated and based on an assumed 5% annual return. You can assess your fund.s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Volumetric Fund does not charge any sales loads, redemption fee, or exchange fees, but these fees may be present in other funds to which you compare our Fund. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you to determine the relative total costs of owning different funds.

                     Beginning       Ending      Net Expense  Expenses Paid
                   Account Value,  Account Value    Ratio     During Period**
                      07/01/10       12/31/10*

Actual                  $1,000	    $1,194.40	    1.94%	 $ 10.73
Hypothetical 5% Return	$1,000	    $1,015.34	    1.94%        $  9.86

  *The actual total returns for the six-month period ended December 31, 2010, was 19.44%.

  **Expenses are equal to the Fund.s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, and then divided by 365.



GENERAL INFORMATION

INVESTMENT ADVISER and TRANSFER AGENT
Volumetric Advisers, Inc.
87 Violet Drive
Pearl River, NY 10965

CUSTODIAN
JP Morgan Chase, N.A.
270 Park Avenue
New York, NY 10017

IRA AND PENSION ACCOUNTS TRUSTEE
Principal Trust Company
P.O. Box 8963
Wilmington, DE 19899

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street
Philadelphia, PA 19103

DIRECTORS (Unaudited)

The Directors of the Fund and their ages, positions, addresses and principal occupations during the past five years are set forth below. There is no limit on the length of the term that each director serves. The Fund.s Statement of Additional Information contains additional information about the Directors and is available without charge, upon request, by calling 1-800-541-FUND.



                              Interested Directors


  Director                  Occupation                                Age   Director
                                                                            Since

Gabriel J. Gibs            Chairman, CEO, Founder and Portfolio Co-    74      1978
Volumetric Fund, Inc.      Manager of the Fund since 1978. Mr. Gibs
87 Violet Drive            is also President of Volumetric Advisers,
Pearl River, NY 10965      Inc., the Fund's investment adviser and
                           transfer agent.

Irene J. Zawitkowski       President, Cheif Operating Officer and      57      1978
Volumetric Fund,Inc.       Portfolio Co-Manager of the Fund. Co-Founder
87 Violet Drive            and officier in varous capacities since 1978.
Pearl River, NY 10965      Also, Executive Vice President of Volumetric
                           Advisers, Inc.



                               Independent Directors

William P. Behrens         Vice Chairman, Fulcrum Securities since      72     1987
Fulcrum Securities, Inc.   2008. Vice Chairman, Northeast Securities,
80 Broad Street            Inc. from 2001 to 2008. Chairman, Global
New York NY 10004          Energy Systems since 2006. Memeber of the
                           Fund's Audit Committee.

Joseph Haeupl              Engineering consultants to the chemical       65    2004
9 Grove Place              industry, since 2002. Previously, Director
Mount Lakes NJ 07046       of Technology of Lurgi PSI,
                           an engineering and construction servies
                           company for the chemical industry.
                           Member of the Fund's Governance & Nominating
                           Committee.

Raymond T. Mundy           Private practice of law since 1982. He is     67   2006
332 Route 306              also an Adjunct Professor of Philosophy and
Monsey, NY 10952           Business Ethics at Rockland Community
                           College, Suffern NY. Memeber of the Fund's
                           Audit Committee.

Stephen J. Samitt          Stephen Samitt, CPA, LLC, since 2008.         69   1996
87 Violet Drive            Previously, Principal, Briggs Bunting &
Pearl River, NY 10965      Dougherty, LLP, a full service public
                           accountanting firm, since 1997.
                           Chairman of the Fund's Audit Committe.
                           Member of the Fund's Goverance & Nominating
                           committee. He was elected by the Board as
                           the Fund's financial expert.

Allan A Samuels            CEO and President of Rockland Business       72   2007
Rockland Business Assoc.   Association (RBA) since 2001. Board member
One Blue Hill Plaza        of several non-profit and business
Pearl River, NY 10965      organizations. Chairmain of the Fund's
                           Governanace and Nominating Committee.

David L. Seidenberg        President, SQ Ventures, LLC, since 2002.     64   1983
SQ Ventures, LLC           Previously, Vice President of Davos
70 Kinderkamack Road       Chemical Company from 1972 until 2002.
Emerson, NJ 07630          Memeber of the Fund's Audit Committee

Raymond W. Sheridan        President Raymond Sheridan Financial, Inc.   60   1995
R. Sheridan Financial      insurance and financial services. Vice
19 E. Washington Ave       President of Volumetric Fund from 1997 to
Pearl River,  NY 10965     2004. Member of the Fund's Goverance &
                           Nominating Commiettee.






















Volumetric Fund, Inc.

87 Violet Drive
Pearl River, New York 10965
Tel: 845-623-7637
800-541-FUND
www.volumetric.com


Investment Adviser and
Transfer Agent
--------------
Volumetric Advisers, Inc.
Pearl River, New York

Custodian
---------
J.P. Morgan Chase, N.A.
New York, New York

Independent Registered Public Accounting Firm
----------------------------------------------
BBD, LLP
Philadelphia, Pennsylvania

Board of Directors
------------------
William P. Behrens
Gabriel J. Gibs, Chairman
Josef Haupl
Raymond T. Mundy
Stephen J. Samitt
Allan A. Samuels
David L. Seidenberg
Raymond W. Sheridan
Irene J. Zawitkowski

Officers
--------
Gabriel J. Gibs
    Chairman, CEO, Portfolio Co-Manager
Irene J. Zawitkowski
    President, COO ,Portfolio Co-Manager
Jeffrey M. Gibs
    Vice President, Chief Compliance Officer